Exhibit 10.9
Execution Version

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH    AMENDMENT    TO    THIRD    AMENDED    AND    RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 13, 2024, is entered into by and among
WELLS FARGO BANK, NATIONAL ASSOCIATION (the “U.S. Lender”),

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA (the “Canadian Lender” and
together with the U.S. Lender, the “Lenders” and each a “Lender”),
B. RILEY RETAIL SOLUTIONS WF, LLC, a California limited liability company (the “Lead Borrower”),
B. RILEY RETAIL, INC., a California corporation, together with any other affiliate of Lead Borrower party to the Credit Agreement (as hereinafter defined) from time to time as a borrower (such affiliates, together with Lead Borrower, each a “U.S. Borrower” and collectively the “U.S. Borrowers”), and
B. RILEY RETAIL CANADA, ULC, an unlimited liability company formed under the laws of the Province of British Columbia (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers”; the Borrowers, together with B. Riley Financial, Inc., a Delaware corporation, B. Riley Retail Solutions, LLC, a California limited liability company, and/or any Subsidiary of any of the foregoing which is or which becomes a party to any Loan Document from time to time, each a “Credit Party” and collectively the “Credit Parties”).
WHEREAS:
A.Borrowers and Lenders are party to that certain Third Amended & Restated Credit Agreement dated as of April 20, 2022 (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), pursuant to which Lenders agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to the Borrowers; and
B.The Credit Parties have requested that Lenders agree to effect certain amendments to the Credit Agreement, all as more specifically set forth herein, and Lenders are willing to effect such amendments on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:
1.Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.
2.Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a)Section 9.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Financial Information Defaults. Any Borrower shall fail or neglect to perform, keep or observe any of the provisions of (i) Section 5, other than Section 5.3(a), and the same shall remain unremedied for more than five (5) Business Days, provided however for the Fiscal quarter ended June 30, 2024, failure to perform, keep or observe any of the provisions of Section 5.3(b) shall remain unremedied for more than forty (40) calendar days; and (ii) Section 5.3(a), and the same shall remain unremedied for more than thirty
(30) calendar days.”
3.Representations and Warranties. Borrowers represent and warrant to Lenders that:
(a)the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof, as though made on such date, and as if each reference therein to “this Agreement” or the “Credit Agreement” or the like includes reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date);
(b)the execution, delivery and performance of this Amendment by each Credit Party
(i) are all within such Credit Party’s corporate (or equivalent company) authority, (ii) do not contravene any provision of such Credit Party’s Organizational Documents, (iii) do not violate any Law, (iv) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound, and (v) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party other than those in favor of the U.S. Lender pursuant to the Credit Agreement and the other Loan Documents as amended hereby;
(c)this Amendment and each other agreement or instrument to be executed and delivered by Credit Parties in connection herewith have been duly authorized, executed and delivered by all necessary action or proper company or corporate action on the part of each applicable Credit Party and, if necessary, its stockholders, as the case may be, and the agreements and obligations of each Credit Party contained herein and therein constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditor’s rights generally and by general principles of equity;
(d)after giving effect to this Amendment, no Default or Event of Default exists as of the date hereof; and
(e)no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other party (other than, in each case, actions, filings or consents that have already been taken, made or obtained) is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.
4.Conditions Precedent. The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent are satisfied in a manner satisfactory to Lenders (the “Effective Date”):
(a)receipt by Lenders of this Amendment, duly authorized and executed by the applicable Credit Parties party hereto;

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(b)after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein;
(c)the Credit Parties shall have executed and delivered to the Lenders such additional documents, instruments, and agreements as the Lenders may reasonably request in connection herewith; and
(d)all orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Governmental Authority, or any other Person required to authorize or otherwise required in connection with the execution, delivery and performance by each Credit Party of this Amendment and the transactions contemplated, shall have been obtained and shall be in full force and effect.
5.Effect on Loan Documents. As amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by each Credit Party in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of Lenders under the Credit Agreement or the other Loan Documents. Each Credit Party hereby ratifies and confirms in all respects all of its obligations and any prior grant of a security interest under the Credit Agreement and the other Loan Documents to which it is a party.
6.Further Assurances. Each Credit Party shall execute and deliver all agreements, documents and instruments, each in form and substance satisfactory to Lenders, and take all actions as Lenders may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by Lenders and to fully consummate the transactions contemplated under this Amendment and the Credit Agreement, as modified hereby.
7.Release. Each Credit Party hereby remises, releases, acquits, satisfies and forever discharges Lenders, their respective agents, employees, officers, directors, predecessors, attorneys and all others acting on behalf of or at the direction of Lenders, of and from any and all manner of actions, causes of action, suits, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, or now has, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, against Lenders, its agents, employees, officers, directors, attorneys and all persons acting on behalf of or at the direction of Lenders (“Releasees”), for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, each Credit Party waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they have or may have as of the date hereof, including, but not limited to, the rights to contest any conduct of Lenders or other Releasees on or prior to the date hereof.
8.No Novation; Entire Agreement. This Amendment is not a novation or discharge of the terms and provisions of the obligations of Credit Parties under the Credit Agreement and the other Loan Documents. There are no other understandings, express or implied, among Credit Parties and Lenders regarding the subject matter hereof or thereof.
9.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

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10.Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
11.Construction. This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

B. RILEY RETAIL SOLUTIONS WF, LLC, a
California limited liability company

By: ___/s/ Tim Shilling__________________________
Name: Tim Shilling
Title:     President

B. RILEY RETAIL, INC., a California corporation

By: ___/s/ Tim Shilling__________________________
Name: Tim Shilling
Title:     President

B. RILEY RETAIL CANADA, ULC, an unlimited liability company formed under the laws of the Province of British Columbia

By: ___/s/ Tim Shilling__________________________
Name: Tim Shilling
Title:     President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the U.S. Lender

By: _____/s/ Peter Foley_________________________
Name: Peter Foley
Title: Director

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA, as the Canadian Lender

By: ___/s/ Carmela Massari______________________
Name: Carmela Massari
Title:

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

ACKNOWLEDGEMENT AND AGREEMENT
Each of the undersigned hereby acknowledges and agrees to the provisions of the foregoing Amendment applicable to it, including but not limited to the releases set forth in Section 7.

B. RILEY FINANCIAL, INC., a Delaware corporation

By: ___/s/ Phillip Ahn    ______________
Name: Phillip Ahn
Title: Chief Financial Officer

B. RILEY RETAIL SOLUTIONS, LLC, a California
limited liability company

By: ___/s/ Tim Shilling    ______________
Name: Tim Shilling
Title: President

[Acknowledgment to Fourth Amendment to Third Amended and Restated Credit Agreement]